UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2014

NEWTOWN LANE MARKETING, INCORPORATED.

(Exact name of Registrant as specified in its charter)

Delaware	000-52776	20-3547231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Columbia Turnpike, Suite #1, Florham Park, NJ	07932
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (973) 635-4047

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 25, 2014, Newtown Lane Marketing, Incorporated, a Delaware corporation (OTCQB: NTWN) (the “Company”) issued a convertible promissory note (the “2014 Note”) in the principal amount of $72,000 to Ironbound Partners Fund, LLC (“Ironbound”). The 2014 Note has a maturity date of August 31, 2015 and bears interest at the rate of 5.0% per annum, payable at maturity. The principal and accrued interest on the 2014 Note is convertible, at the election of Ironbound, into shares of the Company’s common stock following the consummation of a “Qualified Financing” (as defined in the 2014 Note), or upon the consummation of a “Fundamental Transaction” (as defined in the 2014 Note) at the “Conversion Price” (as defined in the 2014 Note). The proceeds of the 2014 Note will be utilized by the Company to fund working capital needs.

Further, on July 25, 2014, the Company issued an amended and restated convertible promissory note (the “Amended and Restated Note”) to Ironbound in the principal amount of $100,000, in substitution for the convertible promissory note issued by the Company to Ironbound on May 14, 2013 in the principal amount of $100,000 (the “2013 Note”). The Amended and Restated Note extends the maturity of the 2013 Note to August 31, 2015 and provides for the principal and accrued interest on the 2013 Note to be convertible, at the election of Ironbound, into shares of the Company’s common stock following the consummation of a “Qualified Financing” (as defined in the 2013 Note), or upon the consummation of a “Fundamental Transaction” (as defined in the 2013 Note) at the “Conversion Price” (as defined in the 2013 Note).The 2013 Note otherwise remains unchanged.

The foregoing description of the 2014 Note and the Amended and Restated Note is qualified in its entirety by the full text of the 2014 Note and the Amended and Restated Note, which are filed as Exhibits 4.1 and 4.2, respectively, hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibits
4.1	Convertible Note, dated July 25, 2014, in the principal amount of $72,000, bearing interest at the rate of 5.0% per annum issued by the Company to Ironbound Partners Fund, LLC.
4.2	Amended and Restated Convertible Note, issued May 14, 2013 and amended and restated July 25, 2014, in the principal amount of $100,000, bearing interest at the rate of 5.0% per annum issued by the Company to Ironbound Partners Fund, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Newtown Lane Marketing, Incorporated

Dated: July 30, 2014	By:	/s Arnold P. Kling
Arnold P. Kling,
President